Exhibit 32.1
 CERTIFICATION PURSUANT TO
18 USC. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Willing Holding, Inc. (the “Company”) for the three months ended  September 30, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas L. DiStefano III, Chairman and CEO of the Company, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 12, 2009	/S/ THOMAS L. DISTEFANO III
Thomas L. DiStefano III Chairman and Chief Executive Officer